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                                                                    EXHIBIT 99.2


       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Cox Communications, Inc. (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, Jimmy W. Hayes, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Jimmy W. Hayes
                                             ----------------------------------
                                             Name:  Jimmy W. Hayes
                                             Title: Chief Financial Officer
                                             Date:  May 7, 2003